UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 15, 2015

Harvest Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-899-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On January 16, 2015, Harvest Natural Resources, Inc. (the "Company") issued a press release that is attached to this Current Report on Form 8-K as Exhibit 99.1. The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events.

On January 15, 2015, HNR Finance B.V. ("HNR Finance") and Harvest Vinccler S.C.A. ("Harvest SCA") submitted a Request for Arbitration against the Government of the Bolivarian Republic of Venezuela before the International Centre for Settlement of Investment Disputes ("ICSID") regarding HNR Finance’s interest in Petrodelta, S.A. ("Petrodelta").

Parties. Harvest Natural Resources, Inc. (the "Company"), through its wholly owned subsidiary HNR Energia B.V. ("HNR Energia"), owns a 51% interest in Harvest-Vinccler Dutch Holding B.V., ("Harvest Holding") which owns all of the equity interests in HNR Finance and, indirectly, of Harvest SCA. ICSID is an international arbitration institution sponsored by the World Bank in Washington D.C. Petrodelta is the mixed company formed in October 2007 as a result of Venezuela’s required conversion of the Company’s investment in activities related to the exploration, production and transportation of hydrocarbons in Venezuela, from an operating services agreement structure, which had been in place since 1992, to a mixed company structure. The conversion was effected by means of a contract (the "mixed company contract"), approved by the Company’s stockholders, executed on September 11, 2007. HNR Finance owns a 40% interest in Petrodelta, and Venezuela, though its affiliates, owns the remaining 60% interest in Petrodelta. The Harvest Holding equity owners unaffiliated with the Company, including Petroandina Resources Corporation N.V. ("Petroandina") and Oil & Gas Technology Consultants (Netherlands) Cooperatie U.A., are not parties to the Request for Arbitration.

Background. The Request for Arbitration was filed shortly after the termination of the Company’s agreement (the "Petroandina Purchase Agreement") with Petroandina, an affiliate of Pluspetrol Resources Corporation B.V., as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 2, 2015. Under the Petroandina Purchase Agreement, the Company (1) sold a 29% interest in Harvest Holding to Petroandina for a cash purchase price of $125,000,000 on December 16, 2013, and (2) agreed to sell its remaining 51% interest in Harvest Holding to Petroandina for a cash purchase price of $275,000,000, subject to certain conditions, including the approval of the Company’s stockholders and the approval of Venezuela. The Company’s stockholders approved the sale of the 51% interest in Harvest Holding at a special meeting held on May 7, 2014. However, by December 31, 2014, Venezuela’s Ministerio del Poder Popular de Petroleo y Mineria had failed to approve the transaction, precipitating the termination of the agreement pursuant to its terms.

Claims. The Request for Arbitration was filed because the Company believes that the Venezuelan government has violated the Company’s rights as an investor by systematically thwarting the development of the Company’s investment in Venezuela, as well as the Company’s ability to sell its interests there. The Request for Arbitration sets forth numerous claims, including:

• the failure of the Venezuelan government to approve the Company’s negotiated sale of its 51% interest in Petrodelta to Petroandina on any reasonable grounds in 2013-2014, resulting in the termination of the Petroandina Purchase Agreement (see "Background" above);

• the failure of the Venezuelan government to approve the Company’s previously negotiated sale of its interest in Petrodelta to PT Pertamina (Persero) on any reasonable grounds in 2012-2013, resulting in the termination of a purchase agreement entered into between HNR Energia and PT Pertamina (Persero);

• the failure of the Venezuelan government to allow Petrodelta to pay approved and declared dividends for 2009;

• the failure of the Venezuelan government to allow Petrodelta to approve and declare dividends since 2010, in violation of Petrodelta’s bylaws and despite Petrodelta’s positive financial results between 2010 and 2013;

• the denial of Petrodelta’s right to fully explore the reserves within its designated areas;

• the failure of the Venezuelan government to pay Petrodelta for all hydrocarbons sales since Petrodelta’s incorporation, recording them instead as an ongoing balance in the accounts of Petroleos de Venezuela S.A. ("PDVSA"), the Venezuelan government-owned oil company that controls Venezuela’s 60% interest in Petrodelta, and as a result disregarding Petrodelta’s managerial and financial autonomy;

• the failure of the Venezuelan government to pay Petrodelta in US dollars for the hydrocarbons sold to PDVSA, as required under the mixed company contract;

• interference with Petrodelta’s operations, including PDVSA’s insistence that PDVSA and its affiliates act as a supplier of materials and equipment and provider of services to Petrodelta;

• interference with Petrodelta’s financial management, including the use of low Bolivares/US dollars exchange rates to the detriment of the Company and to the benefit of the Venezuelan government, PDVSA and its affiliates;

• the forced migration of the Company’s investment in Venezuela from an operating services agreement to a mixed company structure in 2007.

Relationship to Terms of the Terminated Petroandina Purchase Agreement. As a result of the termination of the Petroandina Purchase Agreement, a shareholders’ agreement (the "Shareholders’ Agreement") between Petroandina, which owns 29% of Harvest Holding, and HNR Energia, which owns 51% of Harvest Holding, became effective. As disclosed in the Company’s definitive proxy statement filed with the Commission on April 8, 2014, the shareholders’ agreement requires, among other things, that the Company notify Petroandina in advance of any filing of a claim against Venezuela and deposit in escrow $5,000,000 before any such filing. If Petroandina so elects, it may request a third-party determination of the fair market value of its 29% interest in Harvest Holding and the deposit of additional escrow funds equal to that fair market value, before any claim is filed against Venezuela. In that event, Petroandina has the right to cause the Company to repurchase the 29% of Harvest Holding that the Company sold to Petroandina as part of its obligations under the Petroandina Purchase Agreement on December 16, 2013, for a purchase price equal to the fair market value of the 29% interest. After termination of the Petroandina Purchase Agreement, the Company believed that it was in the best interest of its stockholders to file the Request for Arbitration against Venezuela as quickly as possible. Therefore, the Company did not provide the notice to Petroandina required by the Shareholders’ Agreement or deposit any funds in an escrow.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release of Harvest Natural Resources, Inc., dated January 16, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

January 16, 2015	By:	Keith L. Head

Name: Keith L. Head
Title: Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Harvest Natural Resources, Inc., dated January 16, 2015.